UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2005

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                          TEMECULA VALLEY BANCORP INC.
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             (Exact name of Registrant as specified in its charter)



           California                                         46-0476193
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        (State or other         (Commission File Number)   (I.R.S. Employer
 jurisdiction of incorporation)                          Identification Number)

            27710 Jefferson Avenue
                   Suite A100
              Temecula, California                      92590
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    (Address of principal executive offices)          (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED]

Item 4.01 - Changes in Registrant's Certifying Accountant.

         On September 7, 2005 Temecula Valley Bancorp Inc .reported the selection by its audit committee of Crowe Chizek and Company LLP ("Crowe Chizek"), independent auditors, to audit the Company's financial statements for the fiscal year ended December 31, 2005. The engagement letter with Crowe Chizek has been executed and Crowe Chizek will commence its engagement on September 8, 2005.
         We provided a copy of the disclosure we made on September 6, 2005 to our former auditors, Vavrinek, Trine, Day & Co., LLP ("Vavrinek") and are attaching to this amendment filing the letter we received from Vavrinek on September 7, 2005, addressed to the Securities and Exchange Commission, stating that it agrees with our statements.

Item 9.01 - Financial Statements and Exhibits.


        (a)    Financial statements of business acquired. Not Applicable

        (b)    Pro forma financial information. Not Applicable

        (c) Exhibits

         The following Exhibits are attached as part of this Report: 16. Letter addressed to the SEC from Vavrinek dated September 6, 2005.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TEMECULA VALLEY BANCORP INC.


Date: September 8, 2005              By:  /s/ Donald A. Pitcher
                                         --------------------------------
                                         Donald A. Pitcher
                                         Chief Financial Officer